Exhibit 10.1

COMMITMENT INCREASE AGREEMENT

February 27, 2026

JPMorgan Chase Bank, N.A., as

Administrative Agent

500 Stanton Christiana Road

NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Loan & Agency Services Group

Ladies and Gentlemen:

We refer to the Senior Secured Revolving Credit Agreement dated as of June 23, 2022 (as amended by that certain Amendment No. 1 dated as of October 30, 2023, as further amended by that certain Amendment No. 2 dated as of June 11, 2024, as further amended by that certain Amendment No. 3 dated as of April 29, 2025, and as further amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among HPS Corporate Lending Fund (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders and as Collateral Agent. You have advised us that the Borrower has requested in a letter dated February 27, 2026 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Commitments be increased on the terms and subject to the conditions set forth herein.

A. Commitment Increase. Pursuant to Section 2.08(e) of the Credit Agreement, Truist Bank (the “Assuming Lender”) hereby agrees to make a Multicurrency Commitment and each of Royal Bank of Canada U.S. Bank National Association, Sumitomo Mitsui Banking Corporation and BNP Paribas (each, an “Increasing Lender” and collectively, the “Increasing Lenders”) hereby agrees to make an additional Multicurrency Commitment or Dollar Commitment (as applicable) in the amount set forth opposite the name of the Assuming Lender and each Increasing Lender in Schedule I hereto pursuant to the instruction of the Administrative Agent, such Multicurrency Commitment or additional Multicurrency Commitment or Dollar Commitment (as applicable) to be effective as of the Increase Date (as defined in the Increase Request); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Increase Date, in substantially the form of Exhibit I hereto. Subject to the preceding sentence, on and as of the Increase Date, the Assuming Lender shall be deemed to be a party to the Credit Agreement and be a Lender and a Multicurrency Lender for all purposes under the Credit Agreement and the other Loan Documents, and the Assuming Lender shall have all the rights and obligations of a Lender and a Multicurrency Lender under the Credit Agreement and the other Loan Documents.

B. Confirmation of Assuming Lender. The Assuming Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (iii) acknowledges and agrees that, from and after the Increase Date, the making of the associated Multicurrency Commitments shall be governed for all purposes by the Credit Agreement and the other Loan Documents.

C. Confirmation of Increasing Lenders. Each Increasing Lender agrees that from and after the Increase Date, its additional Multicurrency Commitment or Dollar Commitment (as applicable), set forth in Schedule I hereto shall be included in its Multicurrency Commitment or Dollar Commitment (as applicable) and be governed for all purposes by the Credit Agreement and the other Loan Documents.

D. Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Commitment Increase Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures (including, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform) or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

E. Consent of Administrative Agent and Issuing Banks. Pursuant to Section 2.08(e)(i)(C) of the Credit Agreement, the Administrative Agent and each of the undersigned Issuing Banks consent to the Commitment Increase and the execution of this Commitment Increase Agreement by the Assuming Lender.

F. Governing Law. This Commitment Increase Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise and whether at law or in equity) based upon or arising out of this Commitment Increase Agreement and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of New York. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

G. Miscellaneous. This Commitment Increase Agreement shall be deemed a “Loan Document” as such term is defined in Section 1.01 of the Credit Agreement.

[Signature pages follow]

Very truly yours,

ASSUMING LENDER

TRUIST BANK

By:	/s/ Michael J. Landry
Name: Michael J. Landry
Title: Director

INCREASING LENDERS

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Scott Schimmel
Name: Scott Schimmel
Title: Sr. Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Brett Austin
Name: Brett Austin
Title: Managing Director

ROYAL BANK OF CANADA

By:	/s/ Glenn Van Allen
Name: Glenn Van Allen
Title: Authorized Signatory

BNP PARIBAS

By:	/s/ Sara Samarasinghe
Name: Sara Samarasinghe
Title: Managing Director

By:	/s/ Michael Maper
Name: Michael Maper
Title: Director

Accepted and agreed:

HPS CORPORATE LENDING FUND

By:	/s/ Robert Busch
Name: Robert Busch
Title: Chief Financial Officer

Acknowledged and agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Issuing Bank

By:	/s/ Tom Gillespie
Name: Tom Gillespie
Title: Executive Director

BANK OF AMERICA, N.A.,
as Issuing Bank

By:	/s/ Elliot Hartman
Name:	Elliot Hartman
Title:	Vice President

GOLDMAN SACHS BANK USA,
as Issuing Bank

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuing Bank

By:	/s/ Ryan Noll
Name:	Ryan Noll
Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as Issuing Bank

By:	/s/ Brett Austin
Name:	Brett Austin
Title:	Managing Director

SCHEDULE I

Assuming Lender	Commitment Increase
Truist Bank	$175,000,000 (Multicurrency)

Increasing Lenders	Commitment Increase
Royal Bank of Canada	$75,000,000 (Multicurrency)
U.S. Bank National Association	$75,000,000 (Multicurrency)
Sumitomo Mitsui Banking Corporation	$50,000,000 (Dollar)
BNP Paribas	$25,000,000 (Multicurrency)

EXHIBIT I

FORM OF OFFICER’S CERTIFICATE

February 27, 2026

JPMorgan Chase Bank, N.A., as

Administrative Agent

500 Stanton Christiana Road

NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Loan & Agency Services Group

Ladies and Gentlemen:

On behalf of HPS Corporate Lending Fund (the “Borrower”), I, Robert Busch as Chief Financial Officer of the Borrower, refer to the Senior Secured Revolving Credit Agreement dated as of June 23, 2022 (as amended by that certain Amendment No.1 dated as of October 30, 2023, as further amended by that certain Amendment No. 2 dated as of June 11, 2024, as further amended by that certain Amendment No. 3 dated as of April 29, 2025, and as further amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders and as Collateral Agent. I also refer to the letter dated February 27, 2026 (the “Increase Request”) from the Borrower to the Administrative Agent, requesting that the aggregate amount of the Commitments be increased as set forth therein on the Increase Date (as defined in the Increase Request).

With respect to the Increase Request, I hereby certify in my capacity as an authorized officer of the Borrower and not in any individual capacity that each of the conditions to the related Commitment Increase (as defined in each applicable Increase Request) set forth in Sections 2.08(e)(i)(B), (D) and (E) of the Credit Agreement have been satisfied as of the date hereof.

Very truly yours,

HPS CORPORATE LENDING FUND

Name: Robert Busch
Title: Chief Financial Officer